UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  November 13, 2014

ASSOCIATED BANC-CORP

(Exact name of registrant as specified in its charter)

Wisconsin	001-31343	39-1098068
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 Main Street Green Bay, Wisconsin 54301
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (920) 491-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

Other Events.

On November 13, 2014, Associated Banc-Corp (the “Company”) completed its public offer and sale of (i) $250,000,000 aggregate principal amount of the Company’s 2.750% Senior Notes due 2019 (the “Senior Notes”) and (ii) $250,000,000 aggregate principal amount of the Company’s 4.250% Subordinated Notes due 2025 (the “Subordinated Notes,” and together with the Senior Notes, the “Notes”).  The net proceeds of the offering were approximately $495,080,000.

The Senior Notes were issued pursuant to an Indenture, dated as of March 14, 2011, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Senior Indenture”).  The Subordinated Notes were issued pursuant to an Indenture, dated as of November 13, 2014, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Subordinated Indenture,” and together with the Senior Indenture, the “Indentures”).  The issuance and sale of the Notes and the terms of the Notes and the Indentures are more fully described in a prospectus supplement dated November 5, 2014 to the prospectus dated January 11, 2012, which was filed with the Securities and Exchange Commission as part of the Company’s Registration Statement on Form S-3 (Registration No. 333-178973) filed on January 11, 2012.  The Subordinated Indenture, the form of Global Note representing the Senior Notes and the form of Global Note representing the Subordinated Notes are filed as Exhibits 4.1, 4.2 and 4.3, respectively, to this report and are incorporated by reference herein.  The description of the Subordinated Indenture and the Global Notes does not purport to be complete and is qualified in its entirety by reference to such exhibits.

In connection with the issuance and sale of the Notes, Godfrey & Kahn, S.C. has delivered an opinion to the Company, attached as Exhibit 5.1 to this Form 8-K and is incorporated by reference herein, that the Notes constitute valid and binding obligations of the Company.

Item 9.01.

Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed as part of this Report on Form 8-K:

4.1	Subordinated Indenture, dated as of November 13, 2014, between Associated Banc- Corp and The Bank of New York Mellon Trust Company, N.A., as trustee.
4.2	Global Note dated as of November 13, 2014 representing $250,000,000 2.750% Senior Notes due 2019.
4.3	Global Note dated as of November 13, 2014 representing $250,000,000 4.250% Subordinated Notes due 2025.
5.1	Opinion of Godfrey & Kahn, S.C.
23.1	Consent of Godfrey & Kahn, S.C. (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSOCIATED BANC-CORP

Dated: November 18, 2014	By: /s/ Randall J. Erickson
Randall J. Erickson Executive Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit Number

4.1	Subordinated Indenture, dated November 13, 2014, between Associated Banc-Corp and The Bank of New York Mellon Trust Company, N.A., as trustee.
4.2	Global Note dated as of November 13, 2014 representing $250,000,000 2.750% Senior Notes due 2019.
4.3	Global Note dated as of November 13, 2014 representing $250,000,000 4.250% Subordinated Notes due 2025.
5.1	Opinion of Godfrey & Kahn, S.C.
23.1	Consent of Godfrey & Kahn, S.C. (included in Exhibit 5.1).

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